Exhibit 10.10

(ENGLISH TRANSLATION OF RESTATEMENT OF
AGREEMENT FOR LOAN)

ANNEX no. 3

to agreement no. 13001049-18555-18-2000 for a special purpose working capital loan dated 11/10/2000 amended by annex no. 1/2001 and annex no. 2/2002 of 28 January 2002.

executed on 31 January 2006 in Wrocław by and between:

Bank Współpracy Europejskiej S.A. in Wroclaw ul. Sudecka 95/97, 53-128 Wrocław, which is entered into the Register of Entrepreneurs of the National Court Register held by the District Court for Wroclaw - Fabryczna, 6th Commercial Department of the National Court Register under no. KRS 0000005245, represented by:

1. Urszula Mleczko - President of the Management Board
2. Teresa Berendt - Member of the Management Board

hereinafter referred to as the “Bank”

and

Mirosław Kranik domiciled in Poznań, ul. Garbary 57/1

holder of personal ID card FW no. 7104306 having a Pesel statistical number: 54052510257 conducting business activities under the name of SUNSET SUITS Men's Fashion Moda - Męska Mirosław Kranik with its registered office in Poznań at ul. Garbary 57, Regon statistical no. 008223478, tax ID no. (NIP) 7780041454 hereinafter referred to as the “Borrower”

hereinafter jointly referred to as the “Parties”

The Parties executed an agreement no. 13001049-18555-18-2000 on 11/10/2000 for a special purpose working capital loan, amended by annex no. 1/2001 and annex no. 2/2002 of 28 January 2002 and on 20/03/2003 the Parties executed a composition agreement, hereinafter referred to as “Composition Agreement” specifying the terms for the repayment of the Borrower’s debt arising from the 4 initial agreements, including the loan agreement of 11/10/2000.

§ 1

Because the Borrower failed to perform the terms specified in the Composition Agreement, in particular the failure to repay the debt in the instalments and at the times specified in paragraph 7 and paragraph 8 of the Composition Agreement, the Parties represent that they terminated the Composition Agreement as at 31 January 2006, by mutual consent and, as at 31 January 2006, they are executing annex no. 3 to the initial agreement no. 13001049-18555-18-2000 for a special purpose working capital loan of 11/10/2000 amended by annex no. 1/2001 and annex no. 2/2002 of 28/01/2002 establishing the new terms for the repayment of the debt.

§ 2

The Parties jointly represent that as at 30/01/2006, the Borrower’s debt to the Bank under this agreement, hereinafter referred to as the “Agreement” amounts to:

-	as the correct principal amount	USD 439,427.45
-	as the overdue principal	USD 135,530.08
-	from accrued interest	USD 4,045.59
-	from overdue interest	USD 2,472.75
-	from penalty interest	USD 1,903.16

2.

The Borrower represents that he recognises the debt referred to in para. 1 at the full amount.

3.

The claim from the principal amount shall be recorded at the Bank on loan account no. 67 1300 1049 0400 2567 8724 0302.

4.

On the date of signature of this Agreement, the overdue principal amount specified in para. 1 shall be converted into the correct principal and shall be repaid in the amounts and times specified in § 6.

§ 3

1.

The interest on the loan is the LIBOR USD rate for one-month deposits, plus the Bank’s margin at 2.60 p.p. per annum.

2.

The interest on the principal is 6.985% per annum on the date of signature of the annex to the Agreement.

3.

The interest on the principal is variable and is set separately for each interest period on the principles specified in para. 4.

4.

The rate referred to in para. 1 in force two business days before the start of every new interest period plus the margin referred to in para. 1 shall be the rate accepted for setting the interest rate on the loan.  The interest at the new level shall be in force from the first day commencing the interest period.

5.

The Bank shall notify the Borrower of the level of the interest rate in the given interest period by posting the table on the Bank’s notice board.

§ 4

1.

The Bank shall charge interest on the utilised loan in monthly periods as at the last day of every interest period up to the day before the loan repayment date inclusive and shall collect it in monthly periods.

2.

The interest shall be paid by charging the Borrower’s current account no. 74 1300 1049 0000 0040 0256 0001 without his written instructions at the time specified in para. 1 on the basis of the Borrower’s previous instructions to transfer funds from his account to technical account no. 31 1300 1049 0000 0040 0256 0096 or through payments made by the Borrower to the technical account at the Bank no. 31 1300 1049 0000 0040 0256 0096 at a level which constitutes the equivalent in zlotys after conversion at the convertible currency sales rate which applies at the Bank on the date of collection of interest.

3.

The Borrower undertakes to ensure that funds are kept on the accounts referred to in para. 2 at the level required for the payment of interest at the times of their payment, as specified in the Agreement.

§ 5

1.

The debt from the principal shall be repaid by charging the Borrower’s current account without his written instructions at the time specified in § 6 or on the basis of the Borrower’s previous instructions to transfer funds from his account to technical account no. 31 1300 1049 0000 0040 0256 0096 or through payments made by the Borrower to the technical account at the Bank no. 31 1300 1049 0000 0040 0256 0096 at a level which constitutes the equivalent in zlotys after conversion at the convertible currency sales rate which applies at the Bank on the loan repayment date.

2.

The Borrower undertakes to ensure that funds are kept on the accounts referred to in para. 1 at the level required for the repayment of the loan instalments at the times of their payment, as specified in the Agreement.

§ 6

1.

The Parties express their consent that the debt from the principal in the amount of USD 574,957.53 is repaid between 31/01/2006 and 31/12/2011 in 72 monthly instalments payable at the end of each calendar month:

•

the level of 24 monthly instalments is USD 4,019.00 each and shall be payable from 31/01/2006 to 31/12/2007;

•

the level of the remaining 47 monthly instalments is USD 8,039.00 each and shall be payable from 31/01/2008 to 30/11/2011;

•

the level of the final instalment is USD 100,668.53 and shall be payable on 31/12/2011.

2.

The loan repayment date is understood to mean the date on which the technical account referred to in § 5 is credited.

§ 7

1.

The Parties express their consent that the repayment of the due interest referred to in § 2 in the amount of USD 4,045.96 is suspended until 31/12/2011.

2.

The Bank undertakes to withdraw from claiming due interest of USD 4,045.96 from the Borrower in the event of the full repayment of the debt arising hereunder by 31/12/2011.

3.

In the event that the Borrower fails to repay the debt arising hereunder by 31/12/2011, the interest referred to in para. 1, the repayment of which is suspended, shall be subject to the one-time repayment on 31/12/2011.

§ 8

1.

The Parties express their consent that the repayment of the overdue interest of USD 2,472.75 and the penalty interest of USD 1,903.16, as at 30/01/2006 shall be suspended for repayment until 31/12/2011.

2.

The Bank undertakes to withdraw from claiming the overdue interest in the amount of USD 2,472.75 and the penalty interest of USD 1,903.16, set as at 31/01/2006 from the Borrower, in the event of the full repayment of the debt arising hereunder by 31/12/2011.

3.

In the event that the Borrower fails to repay the debt arising hereunder by 31/12/2011, the interest referred to in para. 1, the repayment of which is suspended, shall be subject to the one-time repayment on 31/12/2011.

§ 9

1.

The Bank shall collect the accrued interest on the amount of loan not repaid on time at the variable interest rate in force at the Bank for overdue debts starting from the date on which the repayment was supposed to have been repaid up to the date preceding the actual repayment inclusive.

2.

Three times the LIBOR USD base rate for one-month deposits shall be applied for setting the interest rate on overdue debts from the first business day of the month.  The base rate shall be updated on every first business day of the month.  The interest rate on overdue debts is 13.17% as at the date of signature of the annex.

3.

The failure to repay the overdue debt shall result in the Bank initiating debt recovery activities.

§ 10

1.

The Parties confirm that the Bank holds the following security for the repayment of the above agreement, which shall remain in force:

a.

a capped mortgage to the amount of PLN 500,000.00 on real property located in Błociszewo, municipality of Śrem constituting the property of Ewelina Ligocka-Kranik for which the District Court in Śrem holds the land and mortgage register no. 33327;

b.

a capped mortgage to the amount of PLN 500,000.00 on real property located in Krzyżanowo, constituting the property of Ewelina Ligocka-Kranik for which the District Court in Śrem holds the land and mortgage register no. 29129;

c.

the alienation of plant and machinery for the amount of PLN 921,349.42 constituting the property of Mirosław Kranik, located in the plants at Krzyżanowo and Żagań, together with an assignment of rights from the insurance agreement, furnished with a certain date;

d.

the alienation of commercial goods for the amount of PLN 4,000,000.00 constituting the property of Mirosław Kranik, located in the warehouse at Krzyżanowo, together with an assignment of rights from the insurance agreement, for an amount of no less than PLN 4,000,000.00, furnished with a certain date;

e.

the alienation of commercial goods for the amount of PLN 350,000.00 constituting the property of Mirosław Kranik, located in the retail outlet at the Auchan Shopping Centre in Komorniki, together with an assignment of rights from the insurance agreement, for an amount of no less than PLN 350,000.00, furnished with a certain date;

f.

the alienation of commercial goods for the amount of PLN 339,046.00 constituting the property of Mirosław Kranik, located in the retail showroom at the FACTORY Shopping Centre in Warsaw, Pl. Czerwca 1976 no. 6, together with an assignment of rights from the insurance agreement, for an amount of no less than PLN 339,046.00, furnished with a certain date;

g.

the alienation of commercial goods to the amount of PLN 365,190.00 constituting the property of Mirosław Kranik, located in the retail showroom at the KLIF Shopping Centre in Warsaw, ul. Nowy Świat 2, together with an assignment of rights from the insurance agreement, for an amount of no less than PLN 365,190.00, furnished with a certain date;

h.

the alienation of commercial goods to the amount of PLN 823,888.00 constituting the property of Mirosław Kranik, located in the retail showrooms in Kluczbork ul. Piłsudskiego 1, in Mielec, ul. Niepodległości 14, in Chełm, ul. Lwowska 13L and in Płock, ul. Batalionów Chłopskich 5/6, together with an assignment of rights from the insurance agreement, for an amount of no less than PLN 823,888.00, furnished with a certain date;

i.

the alienation of chattels i.e. fittings of retail showrooms of a total value of PLN 488,091.08 constituting the property of Mirosław Kranik located in 13 retail showrooms: in Warsaw, ul. Okopowa 58/7, ul. Górczewska 124, Al. Jerozolimskie 179, in Chorzów, ul. Parkowa 20, in Kraków, ul. Zakopiańska 62, in Olsztyn, ul. Targ Rybny 16, in Szczecin, ul. Wyzwolenia 6, in Sosnowiec, PI. Orląt Lwowskich, in Zakopane, ul. Krupówki 11, in Koszalin, ul. Jana Pawła II 20, in Rzeszów, ul. Słowackiego 16, in Gdańsk ul. Grunwaldzka 82 and in Gdynia, Al. Zwycięstwa 25 together with the assignment of rights from the insurance agreement, furnished with a certain date;

j.

a civil law guarantee from the spouse, Ewelina Ligocka - Kranik, together with a representation on the voluntary surrender to enforcement;

k.

a blank signed bill of exchange from the Borrower guaranteed by the spouse, Ewelina Ligocka-Kranik, together with a representation on the voluntary surrender to enforcement;

l.

a power of attorney to use the funds on the Borrower’s current account no. 74 1300 1049 0000 0040 0256 0001 at Bank Współpracy Europejskiej S.A. at the Branch in Poznań;

m.

a power of attorney to use the funds on Sunset Textile’s current account no. 25 1300 1049 0000 0040 0257 0001 at Bank Współpracy Europejskiej S.A. at the Branch in Poznań;

n.

a representation on the voluntary surrender to enforcement by Mirosław Kranik and Ewlina Ligocka-Kranik;

o.

a registered pledge on Mirosław Kranik's shares in Sunset Suits Bohemia s.r.o. with its registered office at 110 00 Praha I, Narodni 6 of a par value of 13,365,000.00 Czech Korunas, furnished with a certain date.

2.

The documents related to the establishment of legal security constitute an integral part of this Agreement.

3.

The costs of adapting and updating the security in connection with this Agreement shall be borne by the Borrower.

§ 11

The Borrower undertakes to:

1)

keep the Bank informed of decisions and facts affecting his economic and financial situation, in particular keeping the Bank informed of plans to demerge the business and the threat of liquidation or bankruptcy, the planned change in the legal form and changes in the registered address, with the consequence that correspondence sent to the last address known to the Bank shall be considered effectively delivered;

2)

immediately inform the Bank of a change in the Bank in which the Borrower holds his main current account;

3)

submit the following documents to the Bank:

-

the F-01 financial statements by the 20th day of the following month after the end of the calendar quarter;

-

the annual financial statements, together with the auditor’s opinion and report, by 30 June of the following year;

-

quarterly information on the structure of trade receivables and payables (including overdue receivables and payables) according to a model agreed with the Bank by the 20th day of the following month after the end of the quarter;

-

a quarterly report on the balance of commercial stocks, alienated to the favour of the Bank, contained in the warehouse at Krzyżanowo, at the retail showroom in the Auchan Shopping Centre in Komorniki, at the "Factory" showroom in Warsaw Pl. Czerwca 1976 no. 6, at the "Klif” showroom in Warsaw, ul. Nowy Świat 2, as well as in the retail showrooms in Kluczbork ul. Piłsudskiego 1, in Mielec ul. Niepodległości 14, in Chełm ul. Lwowska 15L and in Plock, ul. Batalionów Chłopskich 5/6 at net standard prices, by the 20th day of the following month after the end of the calendar quarter;

-

a quarterly report on the net book value of fixed assets, i.e. plant and machinery alienated to the favour of the Bank by the 20th day of the following month after the end of the quarter;

-

a quarterly report on the net book value of the fittings alienated to the favour of the Bank located in 13 retail showrooms: in Warsaw, ul. Okopowa 58/7, ul. Górczewska 124, Al. Jerozolimskie 170, in Chorzów, ul. Parkowa 20, in Kraków, ul. Zakopiańska 62, in Olsztyn, ul. Targ Rybny 16, in Szczecin, ul. Wyzwolenia 6, in Sosnowiec, PI. Orląt Lwowskich, in Zakopane, ul. Krupówki 11, in Koszalin, ul. Jana Pawła II 20, in Rzeszów, ul. Słowackiego 16, in Gdańsk ul. Grunwaldzka 82 and in Gdynia, Al. Zwycięstwa 25 by the 20th day of the following month after the end of the quarter;

-

quarterly information on the level of debt to Banks and state institutions (including on the level of overdue debts) by the 20th day of the following month after the end of the quarter;

-

information on annexes, agreements, compositions or understandings executed on the repayment of debt to Banks, financial institutions and state institutions;

4)

enable the Bank’s employees to hold audits at the Borrower’s registered office regarding the assessment of the business and financial situation and to evaluate the state of the items of security;

5)

immediately notify the Bank of the application for a loan, guarantee, surety or other product resulting in a financial liability on the part of the Borrower with another bank or the acceptance of liability for a third party debt;

6)

renew the valid insurance policy on property which constitutes security on the loan at the time of its expiry and assign the rights from the insurance policy to the favour of the Bank during the lending period;

7)

provide information on the planned liquidation of shops and retail showrooms in Poland and abroad;

8)

provide information on the planned opening of shops and retail showrooms in Poland and abroad;

9)

submit applications with the District Court in Śrem, Land and Mortgage Registry Department within 20 days of the date of signature of this annex to make changes to the entries in the mortgage regarding the change in the loan repayment date, together with a confirmation of having paid the charges for the changes in the entries in the Land and Mortgage Registers KW no. 33327 and KW no. 29129;

10)

present a realistic restructuring plan for "Sunset Suits Men's Fashion Moda Polska" for the years 2006 - 2011 by 28/03/2006. which shall include the initiation of activities that have the purpose of improving the economic and financial position of "Sunset Suits Men's Fashion Moda Polska" (which includes a programme for reducing production and sales costs);

11)

transfer revenues through the current account held at Bank Współpracy Europejskiej S.A. Branch in Poznań no. 74 1300 1049 0000 0040 0256 0001 at a level of no less than 20% of the current net revenues of Mirosław Kranik’s firm - "Sunset Suits Men's Fashion Moda Polska";

12)

present resolutions of the General Meeting of Shareholders of Sunset Suits Bohemia s.r.o. to the Bank which express consent to pledging Mirosław Kranik’s shares in the Czech company, Sunset Suits Bohemia s.r.o. with its registered office at 110 00 Praha 1, Narodni by 27/02/2006;

13)

effectively establish a registered pledge on Mirosław Kranik’s shares in Sunset Suits Bohemia s.r.o. with its registered office in 1 10 00 Praha 1, Narodni 6 of a par value of 13,263,000.00 Czech korunas by 30/06/2006.

§ 12

1.

The Borrower undertakes that, without the Bank’s consent:

a)

he shall not dispose of or encumber assets which constitute security for the repayment of the loan;

b)

he shall not invest in stocks or shares of other entrepreneurs (with the exception of entrepreneurs admitted into public trading) or change the profile of his activities;

c)

he shall not allow for the decline in the working capital, fixed assets or equity to below the level as at the date of signature of this agreement;

2.

In the case of:

a)

a material reduction in the value of the collateral established to secure the repayment of the Borrower’s liabilities under the Agreement compared with the values of such security as at the date of execution of the Agreement and in the documents related to the establishment of the legal security;

b)

the failure of the Borrower to fulfill any one of the obligations arising hereunder;

c)

a threat to the punctual repayment of the loan as a result of the Borrower’s poor economic situation,

the Borrower is obliged to:

a)

establish additional security for the repayment of the Borrower’s liabilities under the Agreement which is accepted by the Bank on the Bank’s demand and within the deadline specified by the Bank;

b)

present an updated rehabilitation programme within a specified deadline and its implementation following the Bank’s approval;

3.

The Borrower represents that:

a)

the data presented by the Borrower regarding the Borrower is consistent with the actual status and no applications to change it have been submitted to the courts;

b)

the legal status of the security referred to in § 10 is consistent with the actual status specified by the Borrower;

c)

no court or other applications have been filed to change the legal security specified in § 10.

§ 13

1.

The Bank reserves the right to terminate the Agreement or accordingly dissolve the Agreement in the event of the emergence of the circumstances specified in the Regulations and the failure of the Borrower to observe the terms of this Agreement and, in particular, the failure by the Borrower to perform the obligations specified in the Agreement, as well as the emergence of other circumstances which could constitute an objective threat to the Borrower performing the Agreement.

2.

The notice period of termination is 30 days or 7 days in the event of a risk of bankruptcy.  In the event of the failure to repay the debt during the notice period, it shall become overdue debt on which the Bank shall collect interest on the principles specified in this Agreement and the Regulations.

3.

In the event of the failure by the Borrower to settle the payments at the times and on the principles specified in the Agreement in § 6 and § 7 or its termination, all receipts of funds for the repayment of receivables arising from this Agreement are treated as the repayment of the Bank’s receivables in the following order: debt recovery costs, fees, commissions, default interest, current interest and principal.

§ 14

The Parties express their consent to the early repayment of the debt arising from the Agreement, as specified in § 6.

§ 15

This Annex does not constitute the renewal of the debt as defined by article 506 of the Civil Code.

§ 16

1.

The Borrower represents that he surrenders to enforcement in the procedure specified in article 97 of the Banking Law to the total amount of USD 1,149,915.06 (in words: one million, one hundred and forty nine thousand, nine hundred and fifteen 06/100 US dollars), regarding the Bank’s claims arising from this Agreement, which shall constitute the equivalent in PLN at the USD sales rate as at the date on which the bank enforcement title is issued.

2.

Enforcement shall encompass the Bank’s receivables arising hereunder, together with court costs related to the award of the bank enforcement title, the executory clause and all other costs.

3.

The bank enforcement title may be issued by the Bank up to 31/12/2014.

§ 17

A change to the terms of the Agreement requires a written annex under the sanction of invalidity with the exception of changes to interest rates which are made under the procedure specified in § 3 and changes to account numbers.

§ 18

Matters not governed by this Agreement and the Regulations are subject to the generally applicable provisions of the law.

§ 19

The court in whose region the Bank has its registered office shall have the jurisdiction for settling disputes related to the performance of this Agreement.

§ 20

The Parties to the Agreement understand and shall observe the wording of the Regulations regarding the provisions not governed by this Agreement.

§ 21

The Borrower expresses his consent to the processing of the personal details by the bank in accordance with the personal data protection act of 29/08/1997 (Journal of Laws No. 101, item 926).

§ 22

The Parties jointly agree that all of the Bank’s correspondence shall be sent to the address: ul. Garbany 57, 61-758 Poznań.

§ 23

The Bank collects a fee of 0.1%, i.e. USD 574.96 for making amendments to the terms of the agreement regarding the repayment of the debt.

§ 24

Conditions for the start of effectiveness of this Annex:

1) The payment of the fee of USD 574.96;

2) The submission of property representations to the Bank by Mirosław Kranik and his spouse, Ewelina Ligocka-Kranik;

3) The establishment of legal security for the repayment of the claims encompassed by the executed annexes to the initial loan agreements, whereby, in terms of the establishment of mortgages, the presentation by the Borrower to the Bank of copies of applications submitted to the District Court, Land and Mortgage Registry Department to change the entries in the land and mortgage registers KW no. 33327 and KW no. 29129 in connection with the execution of the annexes to the initial loan agreements, together with a confirmation of payment for making the amendments to the entries in the Land and Mortgage Registers within 20 days of the date of signature of the annexes to the initial loan agreements and understandings on the repayment of the debt from the Composition Agreement of 01/07/2002.

§ 24

Two counterparts of the annex have been prepared, one for each of the Parties.

(Company seal and signatures of persons acting for the Borrower)	(Company seal and signatures of persons acting for the Bank)

I, Ewelina Ligocka-Kranik, domiciled in Krzyżanowo 7, municipality of Śrem, holder of personal ID card no. WL 1599847 issued by the Mayor of the City of Konin with Pesel statistical number 55061505906, express consent to my husband, Mirosław Kranik, executing Annex no. 5 of 31/01/2006 to agreement 13001049-18555-18-2000 for a special purpose working capital loan.

....................................
(spouse’s signature)

ANNEX no. 4

to agreement no. 13001049-18555-18-2000 for a special purpose working capital loan dated 11/10/2000 amended by annex no. 1/2001, annex no. 2/2002 of 28 January 2002 and annex no. 3 of 31/01/2006.

executed on 30 June 2006 in Wrocław by and between:

Bank Współpracy Europejskiej S.A. in Wrocław ul. Sudecka 95/97, 53-128 Wrocław, which is entered into the Register of Entrepreneurs of the National Court Register held by the District Court for Wroclaw - Fabryczna, 6th Commercial Department of the National Court Register under no. KRS 0000005245, represented by:

1.     Teresa Berendt - Member of the Management Board
2.     Ireneusz Kasner - Member of the Management Board

hereinafter referred to as the “Bank”

and

Mirosław Kranik domiciled in Poznań, ul. Garbary 57/1

holder of personal ID card FW no. 7104306 having a Pesel statistical number: 54052510257 conducting business activities under the name of "Sunset Suits Men's Fashion Moda Męska” with its registered office in Poznań at ul. Garbary 57; Regon statistical no. 008223478, tax ID no. (NIP) 7780041454 hereinafter referred to as the “Borrower”

The Parties represent that the wording of agreement no. 13001049-18555-18-2000 for a special purpose working capital loan dated 11/10/2000 amended by annex no. 1/200, annex no. 2/2002 of 28 January 2002 and annex no. 3 of 31/01/2006 is being amended to the extent provided below:

§ 1

The wording of the above document specified in § 3.4 of Annex no. 3 of 31 January 2006 shall change to take on the new wording of:

4.

The rate referred to in para. 1 in force two business days before the change of interest rate plus the Bank’s margin referred to in para. 1 shall be the rate accepted for setting the interest rate on the loan.  The interest rate is updated on every first day of the business month and is in force up to the date before the date of the next change.

§ 2

The wording of the above agreement specified in § 4.1 of Annex no. 3 of 31 January 2006 shall change to take on the new wording of:

1.

The Bank shall charge interest on the utilised loan monthly from the 21st of every month to the 20th of the following month and shall collect it monthly on every 21st day of the month.  Interest accrued for June 2006 and for the period from 01/07/2006 up to 20/07/2006 shall be payable once on 21/07/2006.

§ 3

The wording of the above agreement specified in § 6.1 of Annex no. 3 of 31 January 2006 shall change, to take on the new wording of:

1.

The Parties express their consent that the debt from the principal amount to be repaid as at 30/06/2006 in the amount of USD 554,862.53 shall be repaid by 21/01/2012 in monthly instalments payable on the 21st day of each calendar month:

•

the instalment for June 2006 of USD 4,019.00 shall be payable on 21/07/2006.

•

18 monthly instalments in the amount of USD 4,019.00 each shall be payable from 21/08/2006 to 21/01/2008;

•

the remaining 47 monthly instalments in the amount of USD 8,039.00 each shall be payable from 21/02/2008 to 21/01/2008;

•

the final instalment in the amount of USD 100,668.53 shall be payable on 21/01/2012.

§ 4

The wording of the above agreement specified in para. 1.h of § 10 of Annex no. 3 of 31 January 2006 shall change to take on the new wording of:

h.

The alienation of commercial goods to the total amount of PLN 767,142.60 constituting the property of Mirosław Kranik, located in the retail showrooms in Kluczbork, ul. Piłsudskiego, in Opole, ul. Rynek 1, in Chełm, ul. Lwowska 13L and in Płock, ul. Batalionów Chłopskich 5/6, together with an assignment of rights from the insurance agreement, for an amount of no less than PLN 767,142.60, furnished with a certain date.

§ 5

Point p. is added to the wording of § 10.1 of the agreement specified in Annex no. 3 of 31 January 2006, of the wording:

p.

The alienation of raw materials and commercial goods, as well as work in progress to the amount of PLN 2,000,000.00 constituting the property of Mirosław Kranik, located in warehouses no. 1, no. 2, no. 3 and no. 4 in Krzyżanowo, no. 7 and the bonded warehouse at PST OstSped Sp. z o.o. in Poznań, ul. Górecka 104, together with an assignment of rights from the insurance agreement, for an amount of no less than PLN 2,000,000.00, furnished with a certain date.

§ 6

The wording of the fourth paragraph of § 11.3) of Annex no. 3 of 31 January 2006 is amended such that the wording:

“ - a quarterly report on the balance of commercial stocks, alienated to the favour of the Bank, contained in the warehouse at Krzyżanowo, at the retail showroom in the Auchan Shopping Centre in Komorniki, at the "Factory" showroom in Warsaw Pl. Czerwca 1976 no. 6, at the "Klif” showroom in Warsaw, ul. Nowy Świat 2 and in the retail showrooms in Kluczbork, ul. Piłsudskiego 1, in Mielec, ul. Niepodległości 14, in Chełm, ul. Lwowska 13L and in Plock, ul. Batalionów Chłopskich 5/6, at net standard prices, by the 20th day of the following month after the end of the calendar quarter;”

is replaced by the wording:

“ - a quarterly report on the balance of commercial stocks, alienated to the favour of the Bank, contained in warehouse no. 7 at Krzyżanowo, at the retail showroom in the Auchan Shopping Centre in Komorniki, at the "Factory" showroom in Warsaw Pl. Czerwca 1976 no. 6, at the "Klif” showroom in Warsaw, ul. Nowy Świat 2 and in the retail showrooms in Kluczbork ul. Piłsudskiego 1, in Opole ul. Rynek 1, in Chełm ul. Lwowska 13L and in Plock, ul. Batalionów Chłopskich 5/6, at net standard prices, by the 20th day of the following month after the end of the calendar quarter;”

and a paragraph is added of the wording:

“- a report on the balance of raw materials and commercial goods, as well as work in progress alienated to the favour of the Bank, located in warehouses no. 1, no. 2, no. 3 and no. 4 in Krzyżanowo, no. 7 and the bonded warehouse at PST OstSped Sp. z o.o. in Poznań, ul. Górecka 104 at net standard prices, by the 20th day of the following month after the end of the calendar quarter.”

§ 7

The Bank collects a fee of 0.01% of the amount of the debt from the principal, i.e. USD 55.49, for making amendments to the terms of the agreement regarding the repayment of the debt.

§ 8

Conditions for the start of effectiveness of this Annex:

1)

The payment of the fee of USD 55.49;

2)

The submission of property representations to the Bank by Mirosław Kranik and his spouse, Ewelina Ligocka-Kranik;

3)

The establishment of the legal collateral for the repayment of the claims:

-

the alienation of raw materials and commercial goods, as well as work in progress to the amount of PLN 2,000,000.00 constituting the property of Mirosław Kranik, located in warehouses no. 1, no. 2, no. 3 and no. 4 in Krzyżanowo, no. 7 and the bonded warehouse at PST OstSped Sp. z o.o. in Poznań, ul. Górecka 104, together with an assignment of rights from the insurance agreement;

-

the alienation of commercial goods of a value of PLN 205,428.60 constituting the property of Mirosław Kranik located in the retail showroom in Opole, ul. Rynek 1, together with the assignment of rights from the insurance agreement.

§ 9

Two counterparts of the annex have been prepared, one for each of the Parties.

(Company seal and signatures of persons acting for the Borrower)	(Company seal and signatures of persons acting for the Bank)

I, Ewelina Ligocka-Kranik, domiciled in Krzyżanowo 7, municipality of Śrem, holder of personal ID card no. WL 1599847 issued by the Mayor of the City of Konin with Pesel statistical number 55061505906, express consent to my husband, Mirosław Kranik, executing Annex no. 4 of 30/06/2006 to agreement 13001049-18555-18-2000 for a special purpose working capital loan of 11/10/2000.

..............................................
(spouse’s signature)